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                                                                   EXHIBIT 10.13

[SELECTICA LOGO]

                                                     2890 Zanker Road, Suite 101
                                                              San Jose, CA 95134
                                                            Main: (408) 570-9700
                                                             Fax: (408) 570-9705
                                                               www.selectica.com

August 10, 1999

Mr. Michael Greene
3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA 95052-8145

Michael,

I am pleased to present this consulting engagement proposal to 3Com on behalf of Selectica. The purpose of this document is to provide investment estimate to 3Com for consulting work that Selectica will provide to 3Com with regards to our Internet Selling System and 3Com's use within the IOM project. The items addressed within this document are focused on post phase 1 delivery.

Below is a list of each project Selectica has been asked to complete within the Phase 2 scope and the respective investment estimate. The project plan will be finalized between 3Com and Selectica once this agreement has been approved and a purchase order has been delivered to Selectica.

SUPERSTACK II HUBS, SWITCHES & PBX WIZARD The Wizard will quickly guide the customer to the product that meets the customer's requirements and will seamlessly deliver the choice to Open Market Transact for order processing. Two selection paths are provided: 1) The user who knows what he/she needs can select from a list of SuperStack II Hubs, Switches & PBX products; 2) The user who needs help is guided through a series of questions about requirements to an end choice. The development of this wizard will follow Selectica's process structure and require 3Com approval along the way. The functions included, but not limited to the development of this application are analysis and discovery, design, development, installation and configuration, change management, support, testing, and project management. We anticipate that this project will require a headcount of 1 to 1 1/2 consulting engineering resources, 1/4 graphical designer resources, along with project management time. The estimated investment for the SuperStack II Hubs, Switches & PBX Wizard is $[*].

DIGITAL PHONES WIZARD. The Wizard will quickly guide the customer to the product that meets the customer's requirements and will seamlessly deliver the choice to Open Market Transact for order processing. Two selection paths are provided: 1) The user who knows what he/she needs can select from a list of SuperStack II Hubs, Switches & PBX products; 2) The user who needs help is guided through a series of questions about requirements to an end choice. The development of this wizard will follow Selectica's process structure and require 3Com approval along the way. The functions included, but not limited to the development of this application are analysis and discovery, design, development, installation and configuration, change management, support, testing, and project management. We anticipate that this project will require a headcount of 1 to 1 1/2 consulting engineering resources, 1/4 graphical designer resources, along with project management time. The estimated investment for the Digital Phone Wizard is $[*]

OFFICECONNECT WIZARD The Wizard will quickly guide the customer to the product that meets the customer's requirements and will seamlessly deliver the choice to Open Market Transact for order processing. Two selection paths are provided: 1) The user who knows what he/she needs can select from a list of SuperStack II Hubs, Switches & PBX products; 2) The user who needs help is guided through a series of questions about requirements to an end choice. The development of this wizard will follow Selectica's process structure and require 3Com approval along the way. The functions included, but not limited to the development of this application are analysis and discovery, design, development, installation

[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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and configuration, change management, support, testing, and project management.
We anticipate that this project will require a headcount of 1 to 1 1/2 consulting engineering resources, 1/4 graphical designer resources, along with project management time. The estimated investment for OfficeConnect Wizard is $[*]

ACCESS BUILDER 6100 & 6200 CONFIGURATORS This product configuration requires the use of Configure To Order process (CTO) in order to provide the customer with the flexibility of combining any modules together and also to keep the number of SKUs at a manageable level. The development of the configurator will follow Selectica's process structure and require 3Com approval along the way. The functions included, but not limited to the development of this application are analysis and discovery, design, development, installation and configuration, planning (non-PM), change management, support, testing, and project management. We anticipate that this project will require a headcount of 2 to 3 consulting engineering resources, 1/4 graphical designer resources, along with project management time. The estimated investment for the Access Builder 6100 & 6200 configurators is $[*].

CORE BUILDER 3500, 9000 & 9400 CONFIGURATORS This product configuration requires the use of Configure To Order process (CTO) in order to provide the customer with the flexibility of combining any modules together and also to keep the number of SKUs at a manageable level. The development of the configurator will follow Selectica's process structure and require 3Com approval along the way. The functions included, but not limited to the development of this application are analysis and discovery, design, development, installation and configuration, planning (non-PM), change management, support, testing, and project management. We anticipate that this project will require a headcount of 2 to 3 consulting engineering resources, 1/4 graphical designer resources, along with project management time. The estimated investment for the Core Builder 3500, 9000 & 9400 Configurators is $[*].

PATH BUILDER S310/330, S500, S600 & S700 CONFIGURATORS This product configuration requires the use of Configure To Order process (CTO) in order to provide the customer with the flexibility of combining any modules together and also to keep the number of SKUs at a manageable level. The development of the configurator will follow Selectica's process structure and require 3Com approval along the way. The functions included, but not limited to the development of this application are analysis and discovery, design, development, installation and configuration, planning (non-PM), change management, support, testing, and project management. We anticipate that this project will require a headcount of 2 to 3 consulting engineering resources, 1/4 graphical designer resources, along with project management time. The estimated investment for the Path Builder S310/330, S500, S600 & S700 Configurators is $[*]

NET BUILDER II CONFIGURATOR This product configuration requires the use of Configure To Order process (CTO) in order to provide the customer with the flexibility of combining any modules together and also to keep the number of SKUs at a manageable level. The development of the configurator will follow Selectica's process structure and require 3Com approval along the way. The functions included, but not limited to the development of this application are analysis and discovery, design, development, installation and configuration, planning (non-PM), change management, support, testing, and project management. We anticipate that this project will require a headcount of 2 to 3 consulting engineering resources, 1/4 graphical designer resources, along with project management time. The estimated investment for the Net Builder II Configurator is $[*]

The total estimated investment by 3Com for phase 2 delivery is $[*]. Selectica will work with 3Com to incorporate dates into the overall project plan. Selectica will only bill against the purchase order, with approved hourly work approved by 3Com prior to billing. In order to deliver on time, it is Selectica's expectation to receive a purchase order for the above phase 2 work no later than August 31, 1999. Thank you for the opportunity to present this consulting engagement proposal and to continue to build the relationship between 3Com and Selectica.

Regards,

Philip Peterson
Selectica, Inc.



[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.